                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20543




                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) November 7, 2002




                           Commission File No. 1-11706




                         CARRAMERICA REALTY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                                      52-1796339
---------------------------------           -----------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                     Identification Number)



                   1850 K Street, N.W., Washington, D.C. 20006
-------------------------------------------------------------------------------
               (Address or principal executive office) (Zip code)


       Registrant's telephone number, including area code: (202) 729-1700
                                                            -------------

                         CarrAmerica Realty Corporation
                                    Form 8-K


Item 7  Financial Statements and Exhibits

        (c)     Exhibits

                Exhibits
                Number
                --------

                99.1     Press Release, November 7, 2002 entitled
                         "Supplemental Operating and Financial Data" furnished hereunder in accordance with Item 9 of this report.

Item 9  Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Information included on the Company's website as of November 7, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2002


CARRAMERICA REALTY CORPORATION



By: /s/ Kurt A. Heister
    ---------------------------
    Kurt A. Heister
    Controller

                                          EXHIBIT INDEX

Exhibit
Number
-------

99.1 Supplemental Operating and Financial Data for the Quarter Ended September 30, 2002.